                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN
STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 2006

                                               /s/ Manuel H. Johnson
                                                   -----------------------------
                                                   Manuel H. Johnson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN
STANLEY FUNDS SET FORTH IN APPENDIX B HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 2006

                                               /s/ W. Allen Reed
                                                   -----------------------------
                                                   W. Allen Reed

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN
STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 2006

                                               /s/ Michael E. Nugent
                                                   -----------------------------
                                                   Michael E. Nugent

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Edwin J. Garn, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN
STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 2006

                                               /s/ Edwin J. Garn
                                                   -----------------------------
                                                   Edwin J. Garn

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN
STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 25, 2006

                                               /s/ Michael Bozic
                                                   -----------------------------
                                                   Michael Bozic

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN
STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 2006

                                               /s/ Joseph J. Kearns
                                                   -----------------------------
                                                   Joseph J. Kearns

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Wayne E. Hedien, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN
STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 2006

                                               /s/ Wayne E. Hedien
                                                   -----------------------------
                                                   Wayne E. Hedien

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and
Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN
STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 2006

                                               /s/ Fergus Reid
                                                   -----------------------------
                                                   Fergus Reid

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison,
Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF
THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 2006

                                               /s/ James F. Higgins
                                                   -----------------------------
                                                   James F. Higgins

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN
STANLEY FUNDS SET FORTH IN APPENDIX B HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 2006

                                               /s/ Kathleen A. Dennis
                                                   -----------------------------
                                                   Kathleen A. Dennis

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN
STANLEY FUNDS SET FORTH IN APPENDIX B HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 2006

                                               /s/ Michael F. Klein
                                                   -----------------------------
                                                   Michael F. Klein

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN
STANLEY FUNDS SET FORTH IN APPENDIX B HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 2006

                                               /s/ Frank L. Bowman
                                                   -----------------------------
                                                   Frank L. Bowman

                                   APPENDIX A

                                 MORGAN STANLEY
                         RETAIL AND INSTITUTIONAL FUNDS
                                       AT
                                 AUGUST 24, 2006

                                  RETAIL FUNDS

OPEN-END RETAIL FUNDS

            TAXABLE MONEY MARKET FUNDS

            Active Assets Government Securities Trust
            Active Assets Institutional Government Securities Trust
            Active Assets Institutional Money Trust
            Active Assets Money Trust
            Morgan Stanley Liquid Asset Fund Inc.
            Morgan Stanley U.S. Government Money Market Trust

            TAX-EXEMPT MONEY MARKET FUNDS

            Active Assets California Tax-Free Trust
            Active Assets Tax-Free Trust
            Morgan Stanley California Tax-Free Daily Income Trust
            Morgan Stanley New York Municipal Money Market Trust
            Morgan Stanley Tax-Free Daily Income Trust

            EQUITY FUNDS

            Morgan Stanley Aggressive Equity Fund
            Morgan Stanley Allocator Fund
            MORGAN STANLEY AMERICAN FRANCHISE FUND*
            Morgan Stanley Capital Opportunities Trust
            Morgan Stanley Developing Growth Securities Trust
            Morgan Stanley Dividend Growth Securities Inc.
            Morgan Stanley Equally-Weighted S&P 500 Fund
            Morgan Stanley European Equity Fund Inc.
            Morgan Stanley Financial Services Trust
            Morgan Stanley Focus Growth Fund
            Morgan Stanley Fundamental Value Fund
            Morgan Stanley Global Advantage Fund
            Morgan Stanley Global Dividend Growth Securities
            Morgan Stanley Global Utilities Fund

* Have not commenced operations or ceased operations

             Morgan Stanley Growth Fund
             Morgan Stanley Health Sciences Trust
             Morgan Stanley Institutional Strategies Fund
             Morgan Stanley Income Builder
             Morgan Stanley International Fund
             Morgan Stanley International SmallCap Fund
             Morgan Stanley International Value Equity Fund
             Morgan Stanley Japan Fund
             Morgan Stanley Mid-Cap Value Fund
             Morgan Stanley Multi-Asset Class Fund
             Morgan Stanley Nasdaq-100 Index Fund
             Morgan Stanley Natural Resource Development Securities Inc.
             Morgan Stanley Pacific Growth Fund Inc.
             Morgan Stanley Real Estate Fund
             Morgan Stanley S&P 500 Index Fund
             Morgan Stanley Small-Mid Special Value Fund
             Morgan Stanley Special Growth Fund
             Morgan Stanley Special Value Fund
             Morgan Stanley Technology Fund
             Morgan Stanley Total Market Index Fund
             Morgan Stanley Total Return Trust
             Morgan Stanley Utilities Fund
             Morgan Stanley Value Fund

BALANCED FUNDS

             Morgan Stanley Balanced Growth Fund
             Morgan Stanley Balanced Income Fund

ASSET ALLOCATION FUND

             Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS

             Morgan Stanley Convertible Securities Trust
             Morgan Stanley Flexible Income Trust
             Morgan Stanley High Yield Securities Inc.
             Morgan Stanley Income Trust

             Morgan Stanley Limited Duration Fund
             Morgan Stanley Limited Duration U.S. Treasury Trust
             Morgan Stanley Mortgage Securities Trust
             MORGAN STANLEY TOTAL RETURN INCOME SECURITIES FUND*
             Morgan Stanley U.S. Government Securities Trust

* Have not commenced operations or ceased operations

TAX-EXEMPT FIXED-INCOME FUNDS

             Morgan Stanley California Tax-Free Income Fund
             Morgan Stanley Limited Term Municipal Trust
             Morgan Stanley New York Tax-Free Income Fund
             Morgan Stanley Tax-Exempt Securities Trust

SPECIAL PURPOSE FUNDS

             Morgan Stanley Select Dimensions Investment Series

                   o     Balanced Growth Portfolio
                   o     Capital Opportunities Portfolio
                   o     Developing Growth Portfolio
                   o     Dividend Growth Portfolio
                   o     Equally-Weighted S&P 500 Portfolio
                   o     Flexible Income Portfolio
                   o     Focus Growth Portfolio
                   o     Global Equity Portfolio
                   o     Growth Portfolio
                   o     Money Market Portfolio
                   o     Utilities Portfolio

             Morgan Stanley Variable Investment Series

                   o     Aggressive Equity Portfolio
                   o     Dividend Growth Portfolio
                   o     Equity Portfolio
                   o     European Equity Portfolio
                   o     Global Advantage Portfolio
                   o     Global Dividend Growth Portfolio
                   o     High Yield Portfolio
                   o     Income Builder Portfolio
                   o     Limited Duration Portfolio
                   o     Money Market Portfolio
                   o     Income Plus Portfolio
                   o     S&P 500 Index Portfolio
                   o     Strategist Portfolio
                   o     Utilities Portfolio

* Have not commenced operations or ceased operations

CLOSED-END RETAIL FUNDS

TAXABLE FIXED-INCOME CLOSED-END FUNDS

             Morgan Stanley Government Income Trust
             Morgan Stanley Income Securities Inc.
             Morgan Stanley Prime Income Trust

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

             Morgan Stanley California Insured Municipal Income Trust
             Morgan Stanley California Quality Municipal Securities
             Morgan Stanley Insured California Municipal Securities
             Morgan Stanley Insured Municipal Bond Trust
             Morgan Stanley Insured Municipal Income Trust
             Morgan Stanley Insured Municipal Securities
             Morgan Stanley Insured Municipal Trust
             Morgan Stanley Municipal Income Opportunities Trust
             Morgan Stanley Municipal Income Opportunities Trust II
             Morgan Stanley Municipal Income Opportunities Trust III
             Morgan Stanley Municipal Premium Income Trust
             Morgan Stanley New York Quality Municipal Securities
             Morgan Stanley Quality Municipal Income Trust
             Morgan Stanley Quality Municipal Investment Trust
             Morgan Stanley Quality Municipal Securities

                               INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1.           Morgan Stanley Institutional Fund, Inc.

                   o     Active International Allocation Portfolio
                   o     Emerging Markets Portfolio
                   o     Emerging Markets Debt Portfolio
                   o     Focus Equity Portfolio

* Have not commenced operations or ceased operations

                   o     Global Franchise Portfolio
                   o     GLOBAL REAL ESTATE PORTFOLIO*
                   o     Global Value Equity Portfolio
                   o     International Equity Portfolio
                   o     International Growth Equity Portfolio
                   o     International Magnum Portfolio
                   o     International Real Estate Portfolio
                   o     International Small Cap Portfolio
                   o     Large Cap Relative Value
                   o     Money Market Portfolio
                   o     Municipal Money Market Portfolio
                   o     Small Company Growth Portfolio
                   o     Systematic Active Large Cap Core Portfolio
                   o     Systematic Active Small Cap Core Portfolio
                   o     Systematic Active Small Cap Growth Portfolio
                   o     Systematic Active Small Cap Value Portfolio
                   o     U.S. Large Cap Growth
                   o     U.S. Real Estate Portfolio

             Morgan Stanley Institutional Fund Trust

             Active Portfolios:

                   o     Advisory Foreign Fixed Income II Portfolio
                   o     Advisory Foreign Fixed Income Portfolio
                   o     Advisory Mortgage Portfolio
                   o     Balanced Portfolio
                   o     Core Fixed Income Portfolio
                   o     Core Plus Fixed Income Portfolio
                   o     Equities Plus Portfolio
                   o     High Yield Portfolio
                   o     Intermediate Duration Portfolio
                   o     International Fixed Income Portfolio
                   o     Investment Grade Fixed Income Portfolio
                   o     Limited Duration Portfolio
                   o     Long Duration Fixed Income Portfolio
                   o     Mid-Cap Growth Portfolio
                   o     Municipal Portfolio

* Have not commenced operations or ceased operations

                   o     U.S. MidCap Value Portfolio
                   o     U.S. SmallCap Value Portfolio
                   o     Value Portfolio

             Inactive Portfolios:

                   o     Advisory Portfolio Series 1
                   o     Advisory Portfolio Series 2

3.           The Universal Institutional Funds, Inc.

             Active Portfolios:

                   o     Core Plus Fixed Income Portfolio
                   o     Emerging Markets Debt Portfolio
                   o     Emerging Markets Equity Portfolio
                   o     Equity and Income Portfolio
                   o     Equity Growth Portfolio
                   o     Global Franchise Portfolio
                   o     Global Real Estate Portfolio
                   o     Global Value Equity Portfolio
                   o     High Yield Portfolio
                   o     International Growth Equity Portfolio
                   o     International Magnum Portfolio
                   o     Mid-Cap Growth Portfolio
                   o     Small Company Growth Portfolio
                   o     U.S. Mid-Cap Value Portfolio
                   o     U.S. Real Estate Portfolio
                   o     Value Portfolio

             Inactive Portfolios:

                   o     Balanced Portfolio
                   o     Core Equity Portfolio
                   o     International Fixed Income Portfolio
                   o     Investment Grade Fixed Income Portfolio
                   o     Multi-Asset Class Portfolio
                   o     Targeted Duration Portfolio

* Have not commenced operations or ceased operations

             Morgan Stanley Institutional Liquidity Funds

                   o     Government Portfolio
                   o     GOVERNMENT SECURITIES PORTFOLIO*
                   o     Money Market Portfolio
                   o     Prime Portfolio
                   o     Tax-Exempt Portfolio
                   o     Treasury Portfolio
                   o     TREASURY SECURITIES PORTFOLIO*

CLOSED-END INSTITUTIONAL FUNDS

             Morgan Stanley Asia-Pacific Fund, Inc.
             Morgan Stanley Eastern Europe Fund, Inc.
             Morgan Stanley Emerging Markets Debt Fund, Inc.
             Morgan Stanley Emerging Markets Fund, Inc.
             Morgan Stanley Global Opportunity Bond Fund, Inc.
             Morgan Stanley High Yield Fund, Inc.
             MORGAN STANLEY OPPORTUNISTIC MUNICIPAL HIGH INCOME FUND*
             The India Investment Fund
             The Latin American Discovery Fund, Inc.
             The Malaysia Fund, Inc.
             The Thai Fund, Inc.
             The Turkish Investment Fund, Inc.

CLOSED-END HEDGE FUND

             Morgan Stanley Institutional Fund of Hedge Funds
             Morgan Stanley Institutional Fund of Hedge Funds II
             Alternative Investment Partners Absolute Return Fund
             Alternative Investment Partners Absolute Return Fund STS

IN REGISTRATION

             Morgan Stanley China A Share Fund, Inc.

* Have not commenced operations or ceased operations

                                   APPENDIX B

                                 MORGAN STANLEY
                         RETAIL AND INSTITUTIONAL FUNDS
                                       AT
                                 AUGUST 24, 2006

                                  RETAIL FUNDS

OPEN-END RETAIL FUNDS

             TAX-EXEMPT MONEY MARKET FUNDS

             Morgan Stanley California Tax-Free Daily Income Trust
             Morgan Stanley New York Municipal Money Market Trust

             EQUITY FUNDS

             Morgan Stanley Allocator Fund
             MORGAN STANLEY AMERICAN FRANCHISE*
             Morgan Stanley Developing Growth Securities Trust
             MORGAN STANLEY INSTITUTIONAL STRATEGIES FUND*
             Morgan Stanley International Fund
             Morgan Stanley Japan Fund
             Morgan Stanley Multi-Asset Class Fund
             Morgan Stanley Nasdaq-100 Index Fund
             Morgan Stanley Natural Resource Development Securities Inc.
             Morgan Stanley S&P 500 Index Fund
             Morgan Stanley Special Value Fund
             Morgan Stanley Utilities Fund

BALANCED FUNDS

             Morgan Stanley Balanced Growth Fund

ASSET ALLOCATION FUND

             Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS

             Morgan Stanley Convertible Securities Trust
             Morgan Stanley Flexible Income Trust
             Morgan Stanley High Yield Securities Inc.
             Morgan Stanley Income Trust

             Morgan Stanley Limited Duration U.S. Treasury Trust
             Morgan Stanley Mortgage Securities Fund
             MORGAN STANLEY TOTAL RETURN INCOME SECURITIES FUND*
             Morgan Stanley U.S. Government Securities Trust

* Have not commenced operations or ceased operations

TAX-EXEMPT FIXED-INCOME FUNDS

             Morgan Stanley California Tax-Free Income Fund
             Morgan Stanley New York Tax-Free Income Fund
             Morgan Stanley Tax-Exempt Securities Trust

SPECIAL PURPOSE FUNDS

             Morgan Stanley Select Dimensions Investment Series

                   o     Balanced Growth Portfolio
                   o     Capital Opportunities Portfolio
                   o     Developing Growth Portfolio
                   o     Dividend Growth Portfolio
                   o     Equally-Weighted S&P 500 Portfolio
                   o     Flexible Income Portfolio
                   o     Focus Growth Portfolio
                   o     Global Equity Portfolio
                   o     Growth Portfolio
                   o     Money Market Portfolio
                   o     Utilities Portfolio

             Morgan Stanley Variable Investment Series

                   o     Aggressive Equity Portfolio
                   o     Dividend Growth Portfolio
                   o     Equity Portfolio
                   o     European Equity Portfolio
                   o     Global Advantage Portfolio
                   o     Global Dividend Growth Portfolio
                   o     High Yield Portfolio
                   o     Income Builder Portfolio
                   o     Limited Duration Portfolio
                   o     Money Market Portfolio
                   o     Income Plus Portfolio
                   o     S&P 500 Index Portfolio
                   o     Strategist Portfolio
                   o     Utilities Portfolio

* Have not commenced operations or ceased operations

CLOSED-END RETAIL FUNDS

TAXABLE FIXED-INCOME CLOSED-END FUNDS

             Morgan Stanley Government Income Trust
             Morgan Stanley Income Securities Inc.
             Morgan Stanley Prime Income Trust

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

             Morgan Stanley California Insured Municipal Income Trust
             Morgan Stanley California Quality Municipal Securities
             Morgan Stanley Insured California Municipal Securities
             Morgan Stanley Insured Municipal Bond Trust
             Morgan Stanley Insured Municipal Income Trust
             Morgan Stanley Insured Municipal Securities
             Morgan Stanley Insured Municipal Trust
             Morgan Stanley Municipal Income Opportunities Trust
             Morgan Stanley Municipal Income Opportunities Trust II
             Morgan Stanley Municipal Income Opportunities Trust III
             Morgan Stanley Municipal Premium Income Trust
             Morgan Stanley New York Quality Municipal Securities
             Morgan Stanley Quality Municipal Income Trust
             Morgan Stanley Quality Municipal Investment Trust
             Morgan Stanley Quality Municipal Securities

                               INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1.           Morgan Stanley Institutional Fund, Inc.

                   o     Active International Allocation Portfolio
                   o     Emerging Markets Portfolio
                   o     Emerging Markets Debt Portfolio
                   o     Focus Equity Portfolio

* Have not commenced operations or ceased operations

                   o     Global Franchise Portfolio
                   o     GLOBAL REAL ESTATE PORTFOLIO*
                   o     Global Value Equity Portfolio
                   o     International Growth Equity Portfolio
                   o     International Equity Portfolio
                   o     International Magnum Portfolio
                   o     International Real Estate Portfolio
                   o     International Small Cap Portfolio
                   o     Large Cap Relative Value
                   o     Money Market Portfolio
                   o     Municipal Money Market Portfolio
                   o     Small Company Growth Portfolio
                   o     Systematic Active Large Cap Core Portfolio
                   o     Systematic Active Small Cap Core Portfolio
                   o     Systematic Active Small Cap Growth Portfolio
                   o     Systematic Active Small Cap Value Portfolio
                   o     U.S. Large Cap Growth
                   o     U.S. Real Estate Portfolio

             Morgan Stanley Institutional Fund Trust

             Active Portfolios:

                   o     Advisory Foreign Fixed Income II Portfolio
                   o     Advisory Foreign Fixed Income Portfolio
                   o     Advisory Mortgage Portfolio
                   o     Balanced Portfolio
                   o     Core Fixed Income Portfolio
                   o     Core Plus Fixed Income Portfolio
                   o     Equities Plus Portfolio
                   o     High Yield Portfolio
                   o     Intermediate Duration Portfolio
                   o     International Fixed Income Portfolio
                   o     Investment Grade Fixed Income Portfolio
                   o     Limited Duration Portfolio
                   o     Long Duration Fixed Income Portfolio
                   o     Mid-Cap Growth Portfolio
                   o     Municipal Portfolio

* Have not commenced operations or ceased operations

                   o     U.S. Mid-Cap Value Portfolio
                   o     U.S. Small-Cap Value Portfolio
                   o     Value Portfolio

             Inactive Portfolios:

                   o     Advisory Portfolio-Series 1
                   o     Advisory Portfolio-Series 2

3.           The Universal Institutional Funds, Inc.

             Active Portfolios:

                   o     Core Plus Fixed Income Portfolio
                   o     Emerging Markets Debt Portfolio
                   o     Emerging Markets Equity Portfolio
                   o     Equity and Income Portfolio
                   o     Equity Growth Portfolio
                   o     Global Franchise Portfolio
                   o     GLOBAL REAL ESTATE PORTFOLIO*
                   o     Global Value Equity Portfolio
                   o     High Yield Portfolio
                   o     International Growth Equity Portfolio
                   o     International Magnum Portfolio
                   o     Mid-Cap Growth Portfolio
                   o     Small Company Growth Portfolio
                   o     U.S. Mid-Cap Value Portfolio
                   o     U.S. Real Estate Portfolio
                   o     Value Portfolio

             Inactive Portfolios:

                   o     Asian Equity Portfolio
                   o     Balanced Portfolio
                   o     Capital Preservation Portfolio
                   o     Core Equity Portfolio
                   o     International Fixed Income Portfolio
                   o     Investment Grade Fixed Income Portfolio
                   o     Multi-Asset Class Portfolio
                   o     Targeted Duration Portfolio

* Have not commenced operations or ceased operations

             Morgan Stanley Institutional Liquidity Funds

                   o     Government Portfolio
                   o     GOVERNMENT SECURITIES PORTFOLIO*
                   o     Money Market Portfolio
                   o     Prime Portfolio
                   o     Tax-Exempt Portfolio
                   o     Treasury Portfolio
                   o     TREASURY SECURITIES PORTFOLIO*

CLOSED-END INSTITUTIONAL FUNDS

             Morgan Stanley Asia-Pacific Fund, Inc.
             Morgan Stanley Eastern Europe Fund, Inc.
             Morgan Stanley Emerging Markets Debt Fund, Inc.
             Morgan Stanley Emerging Markets Fund, Inc.
             Morgan Stanley Global Opportunity Bond Fund, Inc.
             Morgan Stanley High Yield Fund, Inc.
             MORGAN STANLEY OPPORTUNISTIC MUNICIPAL HIGH INCOME FUND*
             The Latin American Discovery Fund, Inc.
             The Malaysia Fund, Inc.
             The Thai Fund, Inc.
             The Turkish Investment Fund, Inc.

CLOSED-END HEDGE FUND

             Morgan Stanley Institutional Fund of Hedge Funds
             Morgan Stanley Institutional Fund of Hedge Funds II
             Alternative Investment Partners Absolute Return Fund
             Alternative Investment Partners Absolute Return Fund STS

* Have not commenced operations or have ceased operations

IN REGISTRATION

             Morgan Stanley China A Share Fund, Inc.